Exhibit 99.2

Certain of the statements contained in this presentation should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward- looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. Forward-looking statements

Strong fourth-quarter and full-year results • Full-year 2023 profitability driven by record revenue of ~$53 billion • Fourth-quarter net income of $19 million and full-year net income of $822 million. Excluding net special items1, fourth-quarter net income of $192 million and full-year net income of $1.9 billion. • Produced best-ever fourth-quarter and full- year completion factor and fewest cancellations annually since the merger • Record full-year free cash flow1 of $1.8 billion • Reduced total debt2 by $3.2 billion in 2023 1. See GAAP to non-GAAP and free cash flow reconciliations at the end of this presentation. 2. Total debt includes debt, finance and operating lease liabilities and pension obligations.

American is leading in operational reliability • In 2023, American led the U.S. network carriers in completion factor and on-time departures 98.9 98.8 98.2 69.5 69.4 64.6 Airline #2 Airline #3 Airline #2 Airline #3 Completion Factor (%) On-time Departures (%) Source: Combined Mainline and Regional, AA Internal, OA masFlight.

2019 2023 New loyalty member accounts AAdvantage® remains strong • 2023 was another record year for new members joining American’s AAdvantage loyalty and travel rewards program, with enrollments up 51% vs. 2019 + 51% vs. 2019

55% 69% 80% 45% 31% 20% 4Q 2019 4Q 2022 4Q 2023 Bookings contribution by distribution technology Modern Distribution Technology Legacy Systems Fourth-quarter bookings contribution • American continues to see an increase in bookings from modern distribution technology Note: May not recalculate due to rounding. 1. Modern Distribution Technology includes website, mobile app and NDC direct bookings. 1

Financial update

Fourth-quarter financial results Note: May not recalculate due to rounding. 1. See GAAP to non-GAAP reconciliation at the end of this presentation. GAAP Non-GAAP1 (in millions, except share and per share amounts) 4Q 2023 4Q 2022 4Q 2023 4Q 2022 Operating Income $656 $1,383 $665 $1,389 Pre-Tax Income $32 $1,011 $257 $1,057 Net Income $19 $803 $192 $827 Earnings per common share: Basic $0.03 $1.23 $0.29 $1.27 Diluted $0.03 $1.14 $0.29 $1.17 Weighted average shares outstanding (in thousands): Basic 654,725 650,944 654,725 650,944 Diluted 657,079 716,070 718,807 716,070

Balance sheet strengthening continues 11.4B Peak • $11.4 billion total debt1 reduction from peak levels through year-end 2023 • Sizable, high-quality borrowing capacity2 (>$12B) and unencumbered asset base2 (>$5B) ($ in billions) 1. Total debt includes debt, finance and operating lease liabilities and pension obligations. 2. Asset valuations based on a combination of third-party appraisals and internal estimates. 3. Net of new financings. 3 Total debt1 reduction 54 43

$5.2 $2.0 $0.2 $2.5 $2.6 ~ $3.2 2014-2019 Avg. 2020 2021 2022 2023 2024E Moderate capex profile Note: May not recalculate due to rounding. 1. Source: Company filings. 2021 includes net inflows from return of PDPs. • Young fleet allows for lower capex Total capex1($ in billions)

First-quarter and full-year outlook 1. CASM-ex is cost per available seat mile (CASM) excluding fuel and net special items and is a non-GAAP measure. All adjusted operating margin and adjusted earnings (loss) per diluted share guidance excludes the impact of net special items and are non-GAAP measures. The Company is unable to reconcile certain forward-looking information to GAAP as the nature or amount of net special items cannot be determined at this time. 2. Consumption of ~1.04 to 1.06 billion gallons in 1Q 2024 and ~4.30 to 4.50 billion gallons in FY 2024, based on January 17, 2024 forward fuel curve. 1Q 2024 FY 2024 Total capacity (ASMs) (vs. 2023) ~ +6.5% to +8.5% ~ Up mid-single digits TRASM (vs. 2023) ~ -3.5% to -5.5% ~ Flat to -3.0% CASM-ex1 (vs. 2023) ~ +2% to +4% ~ +0.5% to +3.5% Fuel ($/gallon)2 ~ $2.65 to $2.85 ~ $2.50 to $2.75 Adjusted operating margin1 ~ 0% to 2% ~ 6% to 9% Adjusted earnings (loss) per diluted share1 ~ ($0.15) to ($0.35) ~ $2.25 to $3.25

GAAP to non-GAAP reconciliation Reconciliation of GAAP Financial Information to Non-GAAP Financial Information American Airlines Group Inc. (the Company) sometimes uses financial measures that are derived from the condensed consolidated financial statements but that are not presented in accordance with GAAP to understand and evaluate its current operating performance and to allow for period-to-period comparisons. The Company believes these non-GAAP financial measures may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. The Company is providing a reconciliation of reported non-GAAP financial measures to their comparable financial measures on a GAAP basis. The tables below present the reconciliations of the following GAAP measures to their non-GAAP measures: - Operating Income (GAAP measure) to Operating Income Excluding Net Special Items (non-GAAP measure) - Operating Margin (GAAP measure) to Operating Margin Excluding Net Special Items (non-GAAP measure) - Pre-Tax Income (GAAP measure) to Pre-Tax Income Excluding Net Special Items (non-GAAP measure) - Pre-Tax Margin (GAAP measure) to Pre-Tax Margin Excluding Net Special Items (non-GAAP measure) - Net Income (GAAP measure) to Net Income Excluding Net Special Items (non-GAAP measure) - Basic and Diluted Earnings Per Share (GAAP measure) to Basic and Diluted Earnings Per Share Excluding Net Special Items (non-GAAP measure) Management uses these non-GAAP financial measures to evaluate the Company's current operating performance and to allow for period-to-period comparisons. As net special items may vary from period-to-period in nature and amount, the adjustment to exclude net special items allows management an additional tool to understand the Company’s core operating performance. Additionally, the tables below present the reconciliations of total operating costs (GAAP measure) to total operating costs excluding net special items and fuel (non-GAAP measure) and total operating costs per ASM (CASM) to CASM excluding net special items and fuel. Management uses total operating costs excluding net special items and fuel and CASM excluding net special items and fuel to evaluate the Company's current operating performance and for period-to-period comparisons. The price of fuel, over which the Company has no control, impacts the comparability of period-to-period financial performance. The adjustment to exclude fuel and net special items allows management an additional tool to understand and analyze the Company’s non-fuel costs and core operating performance.

GAAP to non-GAAP reconciliation

Reconciliation of Operating Income Excluding Net Special Items	3 Months Ended December 31, 2023	2022	Percent Increase (Decrease)	12 Months Ended December 31, 2023	2022	Percent Increase (Decrease)
	(in millions)			(in millions)		
Operating income as reported	$ 656	$ 1,383		$ 3,034	$ 1,607	
Operating net special items:						
Mainline operating special items, net [1]	9	4		971	193	
Regional operating special items, net	-	2		8	5	
Operating income excluding net special items	$ 665	$ 1,389	(52.1%)	$ 4,013	$ 1,805	nm
Calculation of Operating Margin						
Operating income as reported	$ 656	$ 1,383		$ 3,034	$ 1,607	
Total operating revenues as reported	$ 13,062	$ 13,189		$ 52,788	$ 48,971	
Operating margin	5.0%	10.5%		5.7%	3.3%	
Calculation of Operating Margin Excluding Net Special Items						
Operating income excluding net special items	$ 665	$ 1,389		$ 4,013	$ 1,805	
Total operating revenues as reported	$ 13,062	$ 13,189		$ 52,788	$ 48,971	
Operating margin excluding net special items	5.1%	10.5%		7.6%	3.7%	
Reconciliation of Pre-Tax Income Excluding Net Special Items						
Pre-tax income as reported	$ 32	$ 1,011		$ 1,121	$ 186	
Pre-tax net special items:						
Mainline operating special items, net [1]	9	4		971	193	
Regional operating special items, net	-	2		8	5	
Nonoperating special items, net [2]	216	40		362	74	
Total pre-tax net special items	225	46		1,341	272	
Pre-tax income excluding net special items	$ 257	$ 1,057	(75.7%)	$ 2,462	$ 458	nm
Calculation of Pre-Tax Margin						
Pre-tax income as reported	$ 32	$ 1,011		$ 1,121	$ 186	
Total operating revenues as reported	$ 13,062	$ 13,189		$ 52,788	$ 48,971	
Pre-tax margin	0.2%	7.7%		2.1%	0.4%	
Calculation of Pre-Tax Margin Excluding Net Special Items						
Pre-tax income excluding net special items	$ 257	$ 1,057		$ 2,462	$ 458	
Total operating revenues as reported	$ 13,062	$ 13,189		$ 52,788	$ 48,971	
Pre-tax margin excluding net special items	2.0%	8.0%		4.7%	0.9%

GAAP to non-GAAP reconciliation

Reconciliation of Net Income Excluding Net Special Items	3 Months Ended December 31, 2023	3 Months Ended December 31, 2022	Percent Increase (Decrease)	12 Months Ended December 31, 2023	12 Months Ended December 31, 2022	Percent Increase (Decrease)
	(in millions, except share and per share amounts)			(in millions, except share and per share amounts)		
Net income as reported	$ 19	$ 803		$ 822	$ 127	
Net special items:						
Total pre-tax net special items [1], [2]	225	46		1,341	272	
Income tax special items, net	-	-		-	(9)	
Net tax effect of net special items	(52)	(22)		(304)	(62)	
Net income excluding net special items	$ 192	$ 827	(76.8%)	$ 1,859	$ 328	nm
Reconciliation of Basic and Diluted Earnings Per Share Excluding Net Special Items						
Net income excluding net special items	$ 192	$ 827		$ 1,859	$ 328	
Shares used for computation (in thousands):						
Basic	654,725	650,944		653,612	650,345	
Diluted	718,807	716,070		719,669	655,122	
Earnings per share excluding net special items:						
Basic	$ 0.29	$ 1.27		$ 2.84	$ 0.50	
Diluted [3]	$ 0.29	$ 1.17		$ 2.65	$ 0.50	
Reconciliation of Total Operating Costs per ASM Excluding Net Special Items and Fuel						
Total operating expenses as reported	$ 12,406	$ 11,806		$ 49,754	$ 47,364	
Operating net special items:						
Mainline operating special items, net [1]	(9)	(4)		(971)	(193)	
Regional operating special items, net	-	(2)		(8)	(5)	
Total operating expenses excluding net special items	12,397	11,800		48,775	47,166	
Aircraft fuel and related taxes	(3,159)	(3,421)		(12,257)	(13,791)	
Total operating expenses excluding net special items and fuel	$ 9,238	$ 8,379		$ 36,518	$ 33,375	
	(in cents)			(in cents)		
Total operating expenses per ASM as reported	17.78	17.90		17.92	18.20	
Operating net special items per ASM:						
Mainline operating special items, net [1]	(0.01)	(0.01)		(0.35)	(0.07)	
Regional operating special items, net	-	-		-	-	
Total operating expenses per ASM excluding net special items	17.77	17.89		17.56	18.13	
Aircraft fuel and related taxes per ASM	(4.53)	(5.19)		(4.41)	(5.30)	
Total operating expenses per ASM excluding net special items and fuel	13.24	12.70		13.15	12.83	

Note: Amounts may not recalculate due to rounding.

FOOTNOTES:

(1) The 2023 twelve month period mainline operating special items, net principally included $989 million of one-time charges resulting from the ratification of a new collective bargaining agreement with our mainline pilots, including a one-time payment of $754 million as well as adjustments to other benefit-related items of $235 million.

The 2022 twelve month period mainline operating special items, net principally included a non-cash impairment charge to write down the carrying value of the Company's retired Airbus A330 fleet to the estimated fair value due to the market conditions for certain used aircraft. The Company retired its Airbus A330 fleet in 2020 as a result of the decline in demand for air travel due to the COVID-19 pandemic.

(2) Principally included charges associated with debt refinancings and extinguishments as well as mark-to-market net unrealized gains and losses associated with certain equity investments.

(3) The 2023 three and twelve month period diluted earnings per share gives effect to, among other things, the Company's outstanding 6.5% senior convertible notes by (a) adding back to earnings $13 million and $47 million of interest expense, respectively, related to such convertible notes, net of estimated profit sharing, short-term incentive and tax effects and (b) including in the diluted shares outstanding, 61.7 million shares issuable in respect to such convertible notes.

The 2022 three month period diluted earnings per share gives effect to, among other things, the Company's outstanding 6.5% senior convertible notes by (a) adding back to earnings $11 million of interest expense related to such convertible notes, net of estimated profit sharing, short-term incentive and tax effects and (b) including in the diluted shares outstanding, 61.7 million shares issuable in respect to such convertible notes.

Free cash flow reconciliation (in millions) 3,803$ (1,997) 1,806$ (1) (502)$ (1,538) 43 (1,997)$ Net cash provided by operating activities Year Ended December 31, 2023 Free cash flow Adjusted net cash used in investing activities (1) The Company's free cash flow summary is presented in the table below, which is a non-GAAP measure that management believes is useful information to investors and others in evaluating the Company's ability to generate cash from its core operating performance that is available for use to reinvest in the business or to reduce debt. The Company defines free cash flows as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net sales of short-term investments and (2) change in restricted cash. We believe that calculating free cash flow as adjusted for these items is more useful for investors because short-term investment activity and restricted cash are not representative of activity core to our operations. This non-GAAP measure may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Our calculation of free cash flow is not intended, and should not be used, to measure the residual cash flow available for discretionary expenditures because, among other things, it excludes mandatory debt service requirements and certain other non-discretionary expenditures. Adjusted net cash used in investing activities The following table provides a reconciliation of adjusted net cash used in investing activities for the year ended December 31, 2023 (in millions): Net cash used in investing activities Adjustments: Net sales of short-term investments Decrease in restricted cash

EBITDAR margin reconciliation 3 Months Ended 12 Months Ended Adjusted EBITDAR and Adjusted EBITDAR Marign December 31, 2023 December 31, 2023 Operating income as reported 656$ 3,034$ Adjustments (1): Aircraft rent 340 1,376 Depreciation and amortization 559 2,254 Operating special items, net 9 979 Adjusted EBITDAR 1,564$ 7,643$ Total operating revenues as reported 13,062$ 52,788$ Adjusted EBITDAR margin 12.0% 14.5% The Company's adjusted EBITDAR and adjusted EBITDAR margin are presented below, which are non-GAAP measures that management uses to evaluate the Company's current operating performance. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Adjusted EBITDAR is defined as earnings excluding the impact of net special items before net interest and other nonoperating expenses, taxes, depreciation, amortization and aircraft rent. (in millions) (1) Includes amounts associated with regional operations that are reflected in regional expenses in the condensed consolidated statements of operations ($2 million and $79 million of aircraft rent and depreciation and amortization, respectively, for the three months ended December 31, 2023. $7 million, $318 million and $8 million of aircraft rent, depreciation and amortization, and operating special items, net, respectively, for the twelve months ended December 31, 2023).